EXECUTION VERSION FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of May 9, 2023, is entered into by and among 8x8, Inc., a Delaware corporation (the “Borrower”), Fuze, Inc., a Delaware corporation, 8x8 International Holding Co., a Delaware corporation (collectively, the “Guarantors”), the lenders party hereto, which shall constitute all current lenders party to the Credit Agreement (the “Lenders”), and Wilmington Savings Fund Society, FSB, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). WITNESSETH: WHEREAS, the Borrower, the Guarantors, the Lenders, and the Administrative Agent are parties to that certain Term Loan Credit Agreement, dated as of August 3, 2022 (as amended to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”); and WHEREAS, the Borrower has requested that the Lenders agree to a certain amendment to the Existing Credit Agreement set forth herein and the Lenders have agreed to so amend the Existing Credit Agreement pursuant to Section 2 hereof. NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows: 1. Definitions. Defined terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement. 2. Amendment to the Credit Agreement and Waiver. (a) Effective as of the Effective Date, the first paragraph of Section 3.03(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “(c) Applicable Premium. In the event of the occurrence of any Applicable Premium Triggering Event, the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender, a premium equal to (i) if such Applicable Premium Triggering Event occurs prior to the date that is twelve (12) months after the Effective Date, the Make-Whole Amount with respect to the aggregate principal amount of Loans subject to such Applicable Premium Triggering Event (or, if such Applicable Premium Triggering Event occurs prior to the date that is twelve (12) months after the Effective Date and substantially concurrently with the consummation of a Sale Transaction, an amount equal to the positive difference between 5.00% of the aggregate principal amount of the Loans subject to such Applicable Premium Triggering Event and the Warrant FMV); provided that, in the case of this sub-clause (i), at the Borrower’s option, the Borrower may voluntarily prepay, at any time during such period, not more than 10% of the aggregate principal amount of the Loans outstanding on the first day of

2 such period without the payment of any premium thereon, (ii) if such Applicable Premium Triggering Event occurs on or after the date that is twelve (12) months after the Effective Date and prior to the date that is twenty-four (24) months after the Effective Date, 2.00% of the aggregate principal amount of the Loans subject to such Applicable Premium Triggering Event, and (iii) if such Applicable Premium Triggering Event occurs on or after the date that is twenty-four (24) months after the Effective Date, 0.00% of the aggregate principal amount of Loans subject to such Applicable Premium Triggering Event (such amounts referred to in this Section 3.03(c), the “Applicable Premium”).” (b) Effective as of the Effective Date, each of the Administrative Agent and the Lenders party hereto hereby waive the requirement for delivery of a notice of prepayment of Loans pursuant to Section 3.03(a) of the Credit Agreement for any such prepayment occurring on the Effective Date or within 5 Business Days of the Effective Date up to an aggregate amount of twenty-five million dollars ($25,000,000). 3. Conditions. This Amendment shall become effective on the date (such date of such effectiveness being referred to herein as the “Effective Date”) on which each of the following conditions precedent have been satisfied: (a) The Administrative Agent and the Lenders shall have received fully executed counterparts of this Amendment from the Borrower, the Guarantors, the Administrative Agent, and the Lenders; (b) no Default or Event of Default shall have occurred and be continuing or would result from, the consummation of the transactions contemplated by this Amendment; (c) all fees and expenses in connection with this Amendment or otherwise required to be reimbursed under the terms of the Credit Agreement (including reasonable and documented out-of-pocket legal fees and expenses) payable by the Borrower to the Administrative Agent and the Lenders shall have been paid; and (d) the representations and warranties of the Borrower and the Guarantors contained in this Amendment and the Credit Agreement shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) as of such earlier date. 4. Representations and Warranties of Borrower. Borrower and Guarantors hereby represents and warrants to Administrative Agent and Lenders as follows: (a) it (i) is duly organized and is validly existing and in good standing under the laws of the state of its formation, with requisite power and authority, and all rights, licenses, permits and authorizations, governmental or otherwise, necessary to own its properties and to transact the business in every state in which it is now engaged except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect, (ii) is duly qualified to

3 do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, business and operations except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect, and (iii) has taken all necessary action to authorize the execution and delivery of this Amendment and the performance of this Amendment; (b) the execution and delivery of this Amendment and the performance of this Amendment (i) will not breach or result in a default under any indenture, material agreement or other material instrument binding upon Borrower or Guarantors or its Properties and (ii) will not result in the creation or imposition of any Lien on any Property of Borrower or Guarantors (other than the Liens created by the Loan Documents), except (in the case of clause (ii)) to the extent such violation, default or right, as the case may be, would not reasonably be expected to have a Material Adverse Effect; (c) all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date; (d) any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution and delivery by Borrower and Guarantors of this Amendment has been obtained and is in full force and effect, except to the extent the failure to obtain or make such consent, approval, authorization, order, registration, or action would not reasonably be expected to have a Material Adverse Effect; and (e) no Default or Event of Default has occurred and is continuing. 5. Choice of Law; Venue; Jury Trial Waiver; Etc. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING JURISDICTION, VENUE, SERVICE OF PROCESS AND JURY TRIAL WAIVER SET FORTH IN SECTION 12.09 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. 6. Binding Effect. This Amendment shall be binding upon Borrower, Guarantors, Administrative Agent and the Lenders. By its execution below, the Lenders have consented to the terms of this Amendment and direct the Administrative Agent to enter into this Amendment. 7. Effect on Loan Documents; Ratification. Except as expressly amended or otherwise modified hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to, the other Loan Documents, and the grant by each of the Grantors (as defined in the Security Agreement) to Administrative Agent, for the benefit of the Secured Parties, of a continuing security interest in any and all right, title and interest of each

4 Grantor in and to all of the Collateral, are hereby ratified and confirmed in all respects and shall continue in full force and effect. No waiver herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such waiver or agreement, as the case may be, nor shall anything contained herein be deemed to imply any willingness of Administrative Agent (or any sub-agent thereof) or any Lender to agree to, or otherwise prejudice any rights of Administrative Agent (or any sub-agents thereof) or Lenders with respect to, any similar amendments, consents, waivers or agreements that may be requested for any future period, and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit Borrower or Guarantors to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. Borrower and Guarantors hereby ratify and reaffirm the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by Borrower and Guarantors pursuant to the Loan Documents to Administrative Agent, on behalf and for the benefit of the Secured Parties, as collateral security for the Secured Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore granted, pledged or otherwise created as security for the Secured Obligations continue to be and remain collateral security for the Secured Obligations from and after the date hereof. Borrower and Guarantors hereby acknowledge and consent to this Amendment and agree that the Security Agreement and all other Loan Documents to which Borrower and/or Guarantors are a party remain in full force and effect, and Borrower and Guarantors confirm and ratify all of their Secured Obligations thereunder. In entering into this Amendment, the Administrative Agent shall be entitled to all of its protections, indemnities, immunities and rights set forth in the Existing Credit Agreement, the Security Agreement, and each other Loan Document. 8. Release. (a) In consideration of the agreements of the Administrative Agent and the Lenders party hereto contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Guarantors, each on behalf of itself and their respective successors and assigns, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each of the Secured Parties, its successors and assigns, and its direct and indirect owners, partners, members, managers, affiliates, subsidiaries, divisions, directors, officers, employees and agents (the Secured Parties and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”) of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, recoupment, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, contingent or mature, suspected or unsuspected, both at law and in equity, which Borrower or Guarantors or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case arising in connection with this Amendment or any of the other Loan Documents or transactions thereunder or related thereto. (b) Borrower and Guarantors understand, acknowledge and agree that the release set forth above may be pleaded as a full and complete defense and may be used as a basis

5 for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. (c) Borrower and Guarantors agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. (d) In entering into this Amendment, Borrower and Guarantors have consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the release set forth above does not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The release set forth herein shall survive the termination of this Amendment and the Loan Documents and the payment in full of the Secured Obligations. (e) Borrower and Guarantors acknowledge and agree that the release set forth above may not be changed, amended, waived, discharged or terminated orally. 9. Miscellaneous. (a) This Amendment is a Loan Document. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile machine, portable document format (“PDF”) or other electronic means shall be as effective as delivery of a manually executed counterpart of this Amendment, shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Borrower or any Guarantor, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The party using digital signatures and electronic methods agrees to assume all risks arising out of the use of digital signatures and electronic methods to submit communications and/or documents, and the risk of interception and misuse by third parties. (b) Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

6 (c) The Section headings and subheadings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. (d) Neither this Amendment nor any uncertainty or ambiguity herein shall be construed against any Secured Party, Borrower or Guarantors, whether under any rule of construction or otherwise. This Amendment has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. (e) This Amendment shall be subject to the rules of construction set forth in Section 1.03 of the Credit Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis. [SIGNATURES BEGIN ON NEXT PAGE]

[Signature Page to First Amendment to Term Loan Credit Agreement] IN WITNESS WHEREOF, each of Borrower, Guarantors, Lenders, and Administrative Agent have caused this Amendment to be duly executed by its authorized officer as of the day and year first above written. BORROWER: 8x8, INC., a Delaware corporation By: Name: Title: GUARANTORS: FUZE, INC., a Delaware corporation By: Name: Title: 8X8 INTERNATIONAL HOLDING CO., a Delaware corporation By: Name: Title:

[Signature Page to First Amendment to Term Loan Credit Agreement] ADMINISTRATIVE AGENT: WILMINGTON SAVINGS FUND SOCIETY, FSB, as Administrative Agent By: Name: Raye Goldsborough Title: Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement] LENDERS: FP CREDIT PARTNERS II - NYSCRF CO- INVESTMENT, L.P. By: FP Credit Partners GP II, L.P. Its: General Partner By: FP Credit Partners GP II Management, LLC Its: General Partner By: Name: Title: MD CUMBERLAND FUND, L.P. By: FP Credit Partners GP II, L.P. Its: General Partner By: FP Credit Partners GP II Management, LLC Its: General Partner By: Name: Title: FP CREDIT PARTNERS AIV, L.P. By: FP Credit Partners GP, L.P. Its: General Partner By: FP Credit Partners GP Management, LLC Its: General Partner By: Name: Title: John Herr Chief Financial Officer John Herr Chief Financial Officer John Herr Chief Financial Officer

[Signature Page to First Amendment to Term Loan Credit Agreement] FP CREDIT PARTNERS PHOENIX AIV, L.P. By: FP Credit Partners GP, L.P. Its: General Partner By: FP Credit Partners GP Management, LLC Its: General Partner By: Name: Title: John Herr Chief Financial Officer

[Signature Page to First Amendment to Term Loan Credit Agreement] DEUTSCHE BANK AG, LONDON BRANCH By: Name: Title: By: Name: Title: